Exhibit 99.1

Investor Relations Contact:
Leslie Green
Green Communications Consulting, LLC
(650) 312-9060
leslie@greencommunicationsllc.com

NetLogic Microsystems Announces Second Quarter 2009 Financial Results

•	Q2 FY 2009 Net Revenues: $32.5 million

•	Q2 FY 2009 GAAP Net Loss: $2.2 million; $0.10 per share (diluted)

•	Q2 FY 2009 Non-GAAP Net Income: $8.4 million; $0.35 per share (diluted)

MOUNTAIN VIEW, Calif. – July 29, 2009 – NetLogic Microsystems, Inc. (NASDAQ: NETL), the leader in the design and development of knowledge-based processors and high-speed integrated circuits, today announced financial results for its second quarter ended June 30, 2009.

Revenue for the second quarter of 2009 was $32.5 million compared with $30.4 million for the first quarter of 2009 and with $36.5 million for the second quarter of 2008.

Second quarter 2009 net loss, determined in accordance with generally accepted accounting principles (GAAP), was $2.2 million or $0.10 per diluted share. By comparison, GAAP net income was $2.3 million or $0.10 per diluted share for the second quarter of 2008.  GAAP net loss included stock-based compensation expense, the amortization of intangible assets, fair value inventory adjustments, acquisition-related costs, and one month of interest income on a $15.0 million bridge loan to RMI Corporation.  Excluding these items, non-GAAP net income for the second quarter of 2009 was $8.4 million or $0.35 per diluted share, compared with $0.40 per diluted share for the second quarter of 2008.

Management Qualitative Comments

“This is a great time for NetLogic Microsystems,” said Ron Jankov, president and CEO.  “Second Quarter results came in ahead of our expectations as we are seeing improving demand for our products across our end markets including enterprise and 10 Gigabit Ethernet, as well as continued momentum in the wireless and wireline markets.  Further, the second quarter was another very strong quarter of design wins, with emphasis on our most advanced solutions designed in 55 nanometer technology.   We also won a key Tier 1 design with our newest 3rd generation 20 Gigabit NETL7™ product, which was announced in April.  We are excited by the strength of our business and the positive product cycle that we are entering, and we believe that our successful acquisition of IDT’s network search engine business and our pending merger with RMI positions us for a significant expansion of our total addressable market over the next several years.”

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NetLogic Microsystems, Inc. Announces Second Quarter 2009 Results
July 29, 2009

Recent Highlights

•
NetLogic Microsystems announced the completion of the acquisition of certain assets associated with Integrated Device Technology Inc.’s (IDT) network search engine products in mid-July 2009. The acquisition includes IDT’s search accelerator, network search engine and route accelerator product families and related patents and intellectual property.

•
NetLogic Microsystems and Taiwan Semiconductor Manufacturing Company announced their collaboration on the industry-leading 40nm-G semiconductor process technology for NetLogic Microsystems’ next-generation advanced knowledge-based processors and 10/40/100 Gigabit Ethernet physical layer (PHY) solutions.  NetLogic Microsystems is one of first companies to tape-out and sample multiple silicon products in TSMC’s advanced 40nm technology node.

•
The company announced the general availability of its NL33100 NETLite™ processor that delivers double the performance and IPv4/IPv6 database density compared to competitive solutions.  These new NETLite processors enable a multitude of intelligent packet-based protocols at wire-speed on multi-Gigabit systems at lower power consumption and higher port density.

•
NetLogic Microsystems and RMI Corporation, a leading provider of high-performance and low-power multi-core, multi-threaded processors, announced that they have entered into a definitive agreement to merge.  The merger is subject to government review, approval by the stockholders of the Company of shares to be issued in connection with the merger, and other closing conditions. The Company expects the merger to close during the third quarter.

•
NetLogic Microsystems announced a collaboration with BroadWeb Corporation to develop a hardware-accelerated application-aware management suite using NetLogic Microsystems’ NETL7™ family of Layer 7 knowledge-based processors to provide solutions which can classify, monitor and manage networking sessions based on the applications which use the network.

•
The company announced the third generation of its Layer 7 knowledge-based processor, the NLS2008, which is the industry’s first processor capable of performing Layer 7 content aware processing functions at 120-Gigabits per second. The NLS2008 processor provides deterministic and ultra-low latency inspection performance for hundreds of thousands of rules making the NLS2008 ideally suited for implementing distributed Layer 7 functions on high-performance enterprise, data center and carrier-class switch and router line cards.

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NetLogic Microsystems, Inc. Announces Second Quarter 2009 Results
July 29, 2009

Conference Call

NetLogic Microsystems will hold its second quarter 2009 financial results conference call today at 1:30 p.m. Pacific time.  To listen to the conference call, dial (866) 788-0542 ten minutes prior to the start of the call, using the passcode 30705548.  International callers, dial (857) 350-1680.  A taped replay will be made available approximately two hours after the conclusion of the call and will remain available for one week.  To access the replay, dial (888) 286-8010 and enter passcode 97816101.  International callers dial (617) 801-6888.

The conference call will be available via a live webcast on the investor relations section of NetLogic Microsystems’ web site at http://www.netlogicmicro.com.  Access the web site 15 minutes prior to the start of the call to download and install any necessary audio software.  An archived webcast replay will be available on the web site for three months.

About NetLogic Microsystems

NetLogic Microsystems, Inc. (NASDAQ: NETL), a fabless semiconductor company headquartered in Mountain View, California, designs, develops and markets high-performance knowledge-based processors and high-speed integrated circuits that accelerate the delivery of voice, video, data and multimedia content for advanced enterprise, datacenter, communications and mobile wireless networks. NetLogic Microsystems’ products include high-performance knowledge-based processors, application-aware content processors, 10-Gigabit Ethernet interconnects and network search engines that are being deployed by Tier 1 original equipment manufacturers (OEMs) in leading systems such as routers, switches, wireless infrastructure equipment, network security appliances, datacenter servers, network access equipment and network storage devices. NetLogic Microsystems' knowledge-based processors and content processors employ an advanced processor architecture and a large knowledge or signature database containing information on the network, as well as applications and content that run on the network, to make complex decisions about individual packets of information traveling through the network. NetLogic Microsystems’ products significantly enhance the performance and functionality of next-generation networks that are designed to deliver high-definition video delivery over the Internet (IPTV), media-rich content over advanced mobile wireless services, voice transmission over the Internet (VoIP) and network security applications. For more information about products offered by NetLogic Microsystems, call +1-650-961-6676 or visit the NetLogic Microsystems Web site at http://www.netlogicmicro.com.

NetLogic Microsystems, the NetLogic Microsystems logo, NETLite and NETL7 are trademarks of NetLogic Microsystems, Inc. All other trademarks are the sole property of their respective holders.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding NetLogic Microsystems’ business which are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, customer acceptance and demand for our products, the volume of sales to our principal product customers, the timing of our receipt of customer orders during the quarter, manufacturing yields for our products, the timing of manufacture and delivery of product by our foundry suppliers, potential warranty claims and product defects, the length of our sales cycles, our average selling prices, our ability to successfully develop and sell new products, the effects of any business acquisitions that we might make, the strength of the OEM networking equipment market and the cyclical nature of that market and the semiconductor industry. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s reports on Forms 10-K and 10-Q, as well as other reports that NetLogic Microsystems files from time to time with the Securities and Exchange Commission which are available at http://www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and NetLogic Microsystems undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

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NetLogic Microsystems, Inc. Announces Second Quarter 2009 Results
July 29, 2009

NETLOGIC MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
(UNAUDITED)

	Three months ended		Six months ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Revenue	$32,485	$36,543	$62,851	$70,723
Cost of revenue*	13,987	15,982	27,531	31,365
Gross profit	18,498	20,561	35,320	39,358
Operating expenses:
Research and development*	14,136	12,357	26,334	24,563
Selling, general and administrative*	7,358	6,245	14,172	12,709
Acquisition-related costs	1,335	-	1,335	-
Total operating expenses	22,829	18,602	41,841	37,272
Income (loss) from operations	(4,331)	1,959	(6,521)	2,086
Interest and other income, net	246	258	419	745
Income (loss) before income taxes	(4,085)	2,217	(6,102)	2,831
Provision for (benefit from) income taxes	(1,929)	(115)	(29)	(628)
Net income (loss)	$(2,156)	$2,332	$(6,073)	$3,459
Net income (loss) per share - Basic	$(0.10)	$0.11	$(0.28)	$0.16
Net income(loss) per share - Diluted	$(0.10)	$0.10	$(0.28)	$0.16
Shares used in calculation - Basic	21,961	21,390	21,883	21,277
Shares used in calculation - Diluted	21,961	22,529	21,883	22,214

*	Includes the following amounts of stock-based compensation (in thousands):

	Three months ended		Six months ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Cost of revenue	$180	$326	$355	$606
Research and development	3,461	1,777	5,612	3,795
Selling, general and administrative	2,377	1,171	4,351	2,574
Total	$6,018	$3,274	$10,318	$6,975

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NetLogic Microsystems, Inc. Announces Second Quarter 2009 Results
July 29, 2009

Non-GAAP Financial Information

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), this announcement of operating results contains non-GAAP financial measures that exclude the income statement effects of stock-based compensation, amortization of intangible assets, fair value adjustments of acquired inventory, deferred tax asset valuation allowance, acquisition-related costs, interest income on a bridge loan to RMI Corporation and the effects of excluding stock-based compensation upon the number of diluted shares used in calculating non-GAAP earnings per share.

We excluded stock-based compensation expense which is non-cash in nature and is difficult to predict as its valuation is affected by market forces that are not within the control of management. We also exclude amortization of intangibles, deferred tax asset valuation allowance, acquisition-related costs, interest income on RMI bridge note, and fair value adjustments related to acquired inventory, as they are considered  unrelated to our core operating performance.

We use the non-GAAP financial measures that exclude these items to make strategic decisions, forecast future results and evaluate the Company’s current performance. We believe that the presentation of non-GAAP financial measures that exclude these items is useful to investors because we do not consider these charges either part of the day-to-day business or reflective of the core operational activities of the Company that are within the control of management or that are used to evaluate management’s operating performance.

The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. For additional information regarding these non-GAAP financial measures, and management’s explanation of why it considers such measures to be useful, refer to the Form 8-K dated July 29, 2009 that the Company has submitted to the Securities and Exchange Commission.

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NetLogic Microsystems, Inc. Announces Second Quarter 2009 Results
July 29, 2009

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME
(IN THOUSANDS)
(UNAUDITED)

	Three months ended		Six months ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008
GAAP net income (loss)	$(2,156)	$2,332	$(6,073)	$3,459
Reconciling items:
Stock-based compensation	6,018	3,274	10,318	6,975
Amortization of intangible assets	3,325	3,325	6,650	6,650
Fair value adjustment related to the acquired inventory	-	268	-	788
Acquisition-related costs	1,335	-	1,335	-
Interest income on RMI bridge note	(125)	-	(125)	-
Establishment of deferred tax asset valuation allowance	-	-	2,988	-
Non-GAAP net income	$8,397	$9,199	$15,093	$17,872

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP DILUTED NET INCOME (LOSS) PER SHARE TO
NON-GAAP DILUTED NET INCOME PER SHARE
(UNAUDITED)

	Three months ended		Six months ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008
GAAP net income (loss) per share - Diluted	$(0.10)	$0.10	$(0.28)	$0.16
Reconciling items:
Stock-based compensation	0.25	0.14	0.43	0.30
Amortization of intangible assets	0.14	0.14	0.28	0.29
Fair value adjustment related to the acquired inventory	-	0.01	-	0.03
Acquisition-related costs	0.06	-	0.06	-
Interest income on RMI bridge note	(0.01)	-	(0.01)	-
Establishment of deferred tax asset valuation allowance	-	-	0.13	-
Difference in shares count between diluted GAAP and diluted non-GAAP calculation	0.01	0.01	0.03	-
Non-GAAP net income per share - Diluted	$0.35	$0.40	$0.64	$0.78

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NetLogic Microsystems, Inc. Announces Second Quarter 2009 Results
July 29, 2009

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF THE SHARES USED FOR GAAP DILUTED
NET INCOME (LOSS) PER SHARE CALCULATION TO THE SHARES USED FOR
NON-GAAP DILUTED NET INCOME PER SHARE CALCULATION
(IN THOUSANDS)
(UNAUDITED)

	Three months ended		Six months ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Shares used in calculation - Diluted (GAAP)	21,961	22,529	21,883	22,214
The effect of removing stock-based compensation expense under FAS 123(R) for Non-GAAP presentation purpose	943	651	811	685
The effect of dilutive potential common shares due to reporting non-GAAP net income	1,151	-	1,038	-
Shares used in calculation - Diluted (Non-GAAP)	24,055	23,180	23,732	22,899

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP GROSS MARGIN TO NON-GAAP GROSS MARGIN
(IN THOUSANDS, EXCEPT PERCENTAGES)
(UNAUDITED)

	Three months ended				Six months ended
	June 30, 2009		June 30, 2008		June 30, 2009		June 30, 2008
Total GAAP gross margin	$18,498	56.9%	$20,561	56.3%	$35,320	56.2%	$39,358	55.7%
Reconciling items:
Stock-based compensation	180	0.6%	326	0.9%	355	0.6%	606	0.9%
Amortization of intangible assets	2,980	9.2%	2,980	8.2%	5,960	9.5%	5,960	8.4%
Fair value adjustment related to acquired inventory	-	0.0%	268	0.7%	-	0.0%	788	1.1%
Total Non-GAAP gross margin	$21,658	66.7%	$24,135	66.0%	$41,635	66.2%	$46,712	66.0%

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NetLogic Microsystems, Inc. Announces Second Quarter 2009 Results
July 29, 2009

NETLOGIC MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)

	June 30, 2009	December 31, 2008
ASSETS
Current assets:
Cash and cash equivalents	$88,263	$83,474
Short-term investments	-	13,067
Accounts receivables, net	7,995	8,382
Inventories	9,656	13,707
Deferred income taxes	2,897	3,217
Prepaid expenses and other current assets	6,874	1,937
Total current assets	115,685	123,784
Property and equipment, net	7,918	5,513
Goodwill	68,712	68,712
Intangible asset, net	32,888	39,538
Other assets	21,142	8,224
Total assets	$246,345	$245,771
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$9,551	$7,618
Accrued liabilities	13,212	25,920
Deferred margin	536	1,638
Software licenses and other obligations, current	3,425	755
Total current liabilities	26,724	35,931
Software licenses and other obligations, long-term	1,145	464
Other liabilities	9,720	9,109
Total liabilities	37,589	45,504
Stockholders' equity
Preferred stock	-	-
Common stock	222	219
Additional paid-in capital	290,588	276,042
Accumulated other comprehensive income (loss)	-	(13)
Accumulated deficit	(82,054)	(75,981)
Total stockholders' equity	208,756	200,267
Total liabilities and stockholders' equity	$246,345	$245,771

CONTACT: Green Communications Consulting, LLC
Leslie Green, 650-312-9060 (Investor Relations)
leslie@greencommunicationsllc.com
SOURCE: NetLogic Microsystems, Inc.